Exhibit 10.2

THIRD AMENDMENT TO RESTATED LOAN AGREEMENT

This Third Amendment to Restated Loan Agreement (this “Amendment”) dated as of February 26, 2009, but effective as of December 31, 2008, is made among GMX RESOURCES INC., an Oklahoma corporation (the “Borrower”), the BANKS (as defined below), CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association, as administrative agent, arranger and bookrunner, for the Banks (and individually as a Bank), UNION BANK OF CALIFORNIA, N.A., as syndication agent (and individually as a Bank), BNP PARIBAS, as co-documentation agent (and individually as a Bank), and COMPASS BANK, as co-documentation agent (and individually as a Bank), who agree as follows:

RECITALS

A. This Amendment pertains to that certain Third Amended and Restated Loan Agreement dated effective as of June 12, 2008, among the Borrower, the Agent and the Banks, as amended by the First Amendment dated as of October 29, 2008, and the Second Amendment dated as of November 12, 2008 (as amended, the “Loan Agreement”). As used in this Amendment, capitalized terms used herein without definition herein shall have the meanings provided in the Loan Agreement.

B. The Borrower, the Agent and the Banks desire to amend the Loan Agreement to modify the covenant pertaining to the Borrower’s net worth.

AGREEMENT

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and the loans and extensions of credit heretofore, now or hereafter made to the Borrower by the Banks, the parties hereto hereby agree as follows:

ARTICLE 1.

AMENDMENT AND AGREEMENT

1.1 Subsection 5.15(b) (Minimum Net Worth) of the Loan Agreement is amended to amend and restate the last sentence of such Subsection, such restated last sentence to read as follows:

“ For purposes of this covenant, the non-cash effects, if any, of Hedging Agreements pursuant to Financial Accounting Standards Board Rule No. 133 (Accounting for Derivative Instruments and Hedging Activities), and of ceiling test write-downs pursuant to Regulation S-X Rule 4-10 of the SEC, will not be included.”

1.2 The Borrower acknowledges that the foregoing amendment in Paragraph 1.1 is not a precedent for any subsequent requested waiver or amendment of that or any other covenant or other provision of the Loan Agreement.

ARTICLE 2.

ACKNOWLEDGMENT OF COLLATERAL

2.1 The Borrower hereby specifically reaffirms all of the Collateral Documents. The Borrower hereby confirms and agrees that the Collateral Documents secure the Loan Agreement as amended by this Amendment.

ARTICLE 3.

MISCELLANEOUS

3.1 The Borrower represents and warrants to the Agent and the Banks (which representations and warranties will survive the execution of this Amendment) that (i) all representations and warranties contained in the Loan Agreement and the Collateral Documents are true and correct on and as of the date hereof as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date, (ii) no event has occurred and is continuing as of the date hereof which constitutes a Default or Event of Default, (iii) there has not occurred any material adverse change in the Collateral or other assets, liabilities, financial condition, business operations, affairs or circumstances of the Borrower and the Subsidiaries taken as a whole or any other facts, circumstances or conditions (financial or otherwise) upon which a Bank has relied or utilized in making its decision to enter into this Amendment, and (iv) there is no defense, offset, compensation, counterclaim or reconventional demand with respect to amounts due under, or performance of, the terms of the Notes and the Loan Agreement. To the extent any such defense, offset, compensation, counterclaim or reconventional demand or other causes of action by the Borrower against the Agent or any Bank might exist, whether known or unknown, such items are hereby waived by the Borrower. The foregoing representations and warranties, as they relate to financial condition, are subject to the non-cash effects, if any, of Hedging Agreements pursuant to Financial Accounting Standards Board Rule No. 133 (Accounting for Derivative Instruments and Hedging Activities), and of ceiling test write-downs pursuant to Regulation S-X Rule 4-10 of the SEC.

3.2 Except as expressly modified by this Amendment, all terms and provisions of the Loan Agreement are hereby ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with its terms.

3.3 The Borrower agrees to pay on demand all costs and expenses of the Agent and the Banks in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and expenses of counsel for the Agent). In addition, Borrower shall pay any and all stamp or other taxes, recordation fees and other fees payable in connection with the execution, delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder and agrees to hold Agent and the Banks harmless from and against any all liabilities with respect to or resulting from any delay or omission in paying such taxes or fees.

3.4 This Amendment may be executed in multiple separate counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each party’s signature may appear on a separate counterpart but all such counterpart taken together shall constitute one and the same instrument. The parties specifically confirm their intent to be bound by delivery of such signed counterparts by telecopier or pdf email.

3.5 The provisions of this Amendment shall become effective if and when, and only when, (i) each and every representation and warranty of Borrower contained in this Amendment is true, complete and accurate, (ii) no event exists which constitutes a Default, (iii) the receipt by the Agent of (x) a duly executed counterpart of this Amendment, and (y) a certificate of the secretary of the Borrower setting forth resolutions of its board of directors in form and substance satisfactory to the Agent and Agent’s counsel with respect to the authorization of this Amendment. The Borrower hereby certifies by execution of this Amendment that the foregoing conditions (i) and (ii) are satisfied and true and correct.

3.6 Notwithstanding that such consent is not required under the Guaranty Agreements or the other Collateral Documents, Endeavor and Diamond each consents to the execution and delivery of this Amendment by the parties hereto. As a material inducement to the Agent and the Banks to amend the Loan Agreement as set forth herein, Endeavor and Diamond each (i) acknowledges and confirms the continuing existence, validity and effectiveness of its respective Guaranty Agreement and each of the other Collateral Documents to which it is a party and (ii) agrees that the execution, delivery and performance of this Amendment shall not in any way release, diminish, impair, reduce or otherwise affect its obligations thereunder.

(Remainder of this Page Intentionally Left Blank; Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

BORROWER:	GMX RESOURCES INC.

	By:	/s/ James A. Merrill
	Name:	James A. Merrill
	Title:	Chief Financial Officer and Treasurer

AGENT:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Eric Broussard
	Name:	Eric Broussard
	Title:	Senior Vice President

BANKS:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Bank

	By:	/s/ Eric Broussard
	Name:	Eric Broussard
	Title:	Senior Vice President

BNP PARIBAS

	By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Vice President

BNP PARIBAS

	By:	/s/ Juan Carlos Sandoval
	Name:	Juan Carlos Sandoval
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO RESTATED LOAN AGREEMENT]

COMPASS BANK

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

FORTIS CAPITAL CORP.

By:	/s/ Scott Myatt
Name:	Scott Myatt
Title:	Vice President

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Jarrod Bourgeois
Name:	Jarrod Bourgeois
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO RESTATED LOAN AGREEMENT]

AGREED TO AND ACKNOWLEDGED by the undersigned for the purposes set forth in paragraph 3.6.

ENDEAVOR PIPELINE INC.

By:	/s/ Keith Leffel
Name:	Keith Leffel
Title:	President

DIAMOND BLUE DRILLING CO.

By:	/s/ Richard Hart
Name:	Richard (Rick) Hart
Title:	President